Accrued Liabilities - Components of Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Accrued Liabilities, Current [Abstract]
Voyage and vessel expenses	$ 33,845	$ 72,481
Audit, legal and other general expenses	3,344	37,473
Interest including interest rate swaps	20,946	20,185
Payroll and benefits	8,461	6,803
Income tax payable and other	1,417	1,214
Total accrued liabilities	$ 68,013	$ 138,156